High Yield Bond Fund Investment Strategy - High Yield Bond Fund	May 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	At least 80% of the Fund’s net assets are invested, under normal circumstances, in high-yield, below-investment grade fixed-income securities (often referred to as “junk bonds”). These securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) or BBB– by S&P Global Ratings (“S&P”) or determined to be of comparable quality by the subadviser. Up to 15% of the Fund’s net assets can be rated below Caa3 by Moody’s or CCC– by S&P or its equivalent rating by another Nationally Recognized Statistical Ratings Organization. The Fund may also invest up to 35% of its net assets in below-investment grade foreign fixed-income securities. The Fund may also invest up to 20% of its net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB– or higher by S&P. Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets. The subadviser analyzes macroeconomic trends to develop an overall picture of a country, market, or market segment and combines that analysis with research on individual securities to achieve the Fund’s objective. In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.